Matthew B. Hemington T: +1 650 843 5062 hemingtonmb@cooley.com	Via EDGAR

June 10, 2014

United States Securities and Exchange Commission

Division of Corporate Finance

100 F Street, N.E.

Washington, D.C. 20549

Attn: Amanda Ravitz

Re:	Intersect ENT, Inc.

Draft Registration Statement on Form S-1

Submitted on May 2, 2014

CIK No. 0001271214

Dear Ms. Ravitz:

On behalf of Intersect ENT, Inc. (the “Company”), we are providing this letter response to comments received from the staff of the U.S. Securities and Exchange Commission’s Division of Corporation Finance (the “Staff”) by letter dated May 29, 2014 (the “Comment Letter”) with respect to the Company’s Confidential Draft Registration Statement on Form S-1 (“Registration Statement”) submitted to the Securities and Exchange Commission on May 2, 2014. The Company is concurrently submitting an Amended Confidential Draft Registration Statement (the “Amended Registration Statement”), which includes changes that reflect responses to the Staff’s comments.

For reference purposes, the text of the Comment Letter has been reproduced herein with responses below each numbered comment. For your convenience, we have italicized the reproduced Staff comments from the Comment Letter. Unless otherwise indicated, page references in the descriptions of the Staff’s comments refer to the Registration Statement, and page references in the responses refer to the Amended Registration Statement. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Registration Statement.

Facing Page of S-1

1.	Please tell us why you do not consider the company to be a “smaller reporting company.”

Response: The Company respectfully advises the Staff that it currently expects the aggregate worldwide number of the shares of Common Stock held by non-affiliates before the effective date of its registration statement on Form S-1 plus the number of

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shares Common Stock included in the registration statement multiplied by the estimated public offering price of the shares to exceed $75 million during the 30 day period following the effective date of the registration statement. As such, the Company does not believe it will be a “smaller reporting company.”

Graphics

2.	Please provide us with support for your disclosure under “Maintains” here and on page 65. We note in this regard that you have not conducted long-term clinical trials.

Response: The Company respectfully advises the staff that the “Instruction for Use” for PROPEL approved by the United States Food and Drug Administration, or the FDA, supports the Company’s disclosure under “Maintains” in the graphic. The Instruction for Use states that “[o]nce inserted, the implant is designed to be self-retaining against the mucosa of the surgically enlarged sinus in order to maintain sinus patency and deliver drug to the mucosa” (underline added).

Market, Industry and Other Data, page iii

3.	Please relocate this section so that it appears after your prospectus summary.

Response: The Company respectfully acknowledges the Staff’s comment and has revised the Amended Registration Statement to relocate the “Market, Industry and Other Data” section to appear on page 41 of the Amended Registration Statement.

4.	We note your reference to studies conducted by third parties in the last sentence of the first paragraph of this section. Please tell us whether you commissioned any of the data provided by those sources.

Response: The Company respectfully advises the Staff that it did not commission any third party studies referenced in the Amended Registration Statement.

Prospectus Summary

The Market, page 2

5.	Please tell us if it would have been appropriate to use your product in all of the 540,000 patients who had sinus surgery in 2013. We note in this regard your disclosure on page 67 that your products are indicated for use in patients 18 years or older following ethmoid sinus surgery. If less than all of the 450,000 patients were eligible for your implants, please tell us how that affects the addressable market that you currently describe. Please also tell us how you estimated that your addressable market in the United States is $4.2 billion, and how you estimated that your world-wide addressable market could exceed $6.0 billion.

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Response: The Company respectfully acknowledges the Staff’s comment and confirms that the Staff is correct that currently the PROPEL and PROPEL mini implants are indicated for ethmoid sinuses in adult patients only. The Company respectfully advises the Staff that the Company believes that the percentage of patients undergoing FESS who are under 18 years old is less than 5%, which represents an opportunity for indication expansion for the PROPEL line. Further, the Company respectfully advises the Staff that 85% of FESS surgeries include operations on the ethmoid sinuses, for which the Company believes PROPEL or PROPEL mini would be appropriate in all such procedures; 25% of FESS surgeries include operations on the frontal sinuses, for which the Company believes PROPEL mini would be appropriate in all such procedures. Because of the overlap (one patient’s surgery could include operations on both ethmoid and frontal sinuses), the total procedures add up to more than the number patients undergoing sinus surgery.

The Company has revised the disclosure on pages 2, 62 and 64 of the Amended Registration Statement, and describes below how it estimated both the U.S. and world-wide addressable markets as set forth in these pages of the Amended Registration Statement.

The Company advises the Staff that it calculated the total addressable market in the United States for PROPEL and PROPEL mini using the 540,000 figure referenced above then multiplying this number by 0.85 to arrive at an estimated value of 460,000 ethmoid procedures then multiplying 540,000 by 0.25 to arrive at an estimated 135,000 frontal sinus surgeries performed to result in 595,000 total available procedures. The estimated 5% of patients who are less than 18 years of age were not subtracted as they represent potential for future expanded indications. By assuming two devices per patient and a $695 average selling price, this results in an estimated total market opportunity in the United States for PROPEL and PROPEL mini of approximately $830 million.

The Company advises the Staff that it calculates the addressable market in the United States for its products in development based on an estimated 3.546 million sinusitis patients at all stages of the disease who are managed by ENT physicians in the United States. Of these:

1.  according to the Company’s internal marketing research, approximately 34% are patients who have undergone prior FESS procedures, for which 64% are symptomatic after one year, resulting in an estimated 772,000 patients symptomatic after one year. The Company then assumed, based on interviews with physicians, that these patients would undergo approximately 1.5 procedures per year for their recurring problems, resulting in approximately

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an estimated 1.2 million procedures per year. By assuming two implants per procedure, this results in an estimated 2.3 million implants per year which, at an estimated average selling price of $495 for the implant appropriate for this procedure, results in an estimated total market opportunity in the United States of approximately $1,146 million.

2.  the remaining approximately 66% of patients who have not undergone prior FESS procedures, an estimated approximately 2,340,000 patients, would be indicated for a different new product in development by the Company which the Company estimates would have a $595 average selling price. Assuming two implants per patient results in an estimated approximately 4,681,000 implants, assuming just one procedure per year, which at $595 per implant results in an estimated market opportunity of approximately $2,785 million.

The Company then added the estimated combined market opportunity for products in development ($1,146 million and $2,785 million) to arrive at an estimated approximately $3,931 million, or approximately $4.0 billion, market opportunity for products in development in the United States.

The Company advises the Staff that it calculated the total worldwide addressable market for its current products and products in development of potentially in excess of $6 billion by adding the total U.S. market opportunity for current and future products of $4.759 billion then adding the PROPEL and PROPEL mini international opportunity of 1.323 billion, which exceeds $6.0 billion as set forth in the disclosure. The PROPEL and PROPEL mini international opportunity was estimated based on (1) the estimated 865,000 FESS procedures annually in 16 countries for which the Company did market research (China, Japan, India, Australia, South Korea, Singapore, Switzerland, Sweden, Belgium, Netherlands, Spain, Turkey, Italy, England, France, Germany), (2) the estimated 85% or 736,000 that involve ethmoid sinuses as well as the 25% or 216,000 that involve frontal procedures, and (3) the average selling price of the two assumed devices per patient ($695 per device per patient) , resulting in approximately $1,323 million for the PROPEL implants internationally which exceeds $6.0 billion as set forth in the disclosure.

Our Solution, page 3

6.	The disclosure in this section and the immediately preceding section entitled “Sinus Surgery” appears to focus on the strengths of your product and the weaknesses of your competitor’s products. Specifically, the four bullets in each section highlight what you believe to be your competitive advantages. Please revise to provide an appropriately balanced discussion of the strengths and weakness of your products and those of your competitors.

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Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that it has added additional disclosure on page 4 of the Amended Registration Statement to provide a balanced discussion of the strengths and weakness of its products and those of its competitors.

7.	We note your disclosure in the second paragraph that your implants elute mometasone furoate. Please revise your disclosure in an appropriate location to indicate whether the use of that drug required FDA approval and whether changing the drug eluted by your implants would require FDA approval. If changing the drug your implants elute requires FDA approval, please qualify your statements throughout your prospectus, such as in the second sentence under “Overview” on page 1, that you have developed implant technology that enables release of “therapeutic agents” and in the first paragraph under “Our Solution” on page 64 that you can “tailor drug formulation.”

Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that it has revised the disclosure on page 1, 49, 62 and 66 of the Amended Registration Statement to indicate that the use of mometasone furoate required FDA approval and that any new products or changing the drug eluted by the implant would require FDA approval.

8.	We note your disclosure in the first bullet point, and in the third paragraph under “Overview” on page 1, that your implants provided a 35% relative reduction in the need for oral steroid as compared to the control implant. Based on your disclosure under “Clinical Results and Studies” beginning on page 69, please tell us the basis for your disclosure regarding the reduced need for oral steroid. Also, please briefly describe the control implant.

Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that it has revised the disclosure on pages 1 and 67 of the Amended Registration Statement to indicate that the meta-analysis of two studies of our PROPEL implants provided for indicated a 40% reduction in the need for oral steroids and a 35% relative reduction in the need for all post-operative interventions (a composite endpoint of oral steroids and surgical intervention). In addition, the Company has revised the disclosure on pages 1 and 67 of the Amended Registration Statement to include a description of the control implant.

9.	Please revise your disclosure to clarify how the claim regarding reduced need for oral steroids in the second bullet point is different from the claim regarding reduced need for oral steroids in the first bullet point. Also, based on your disclosure under “Clinical Results and Studies,” it appears that your data regarding the 40% reduced need for oral steroid came from the meta-analysis of two studies. If so, please revise to clarify. To the extent appropriate, please revise your disclosure in the third paragraph under “Overview” on page 1 to address this comment.

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United States Securities and Exchange Commission

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Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that it has revised the disclosure on pages 3 and 67 of the Amended Registration Statement to remove the reference to reduced need for oral steroids in the first bullet point and to clarify in the second bullet point that the data regarding the 40% reduced need for oral steroid came from the meta-analysis of two studies.

10.	Do your clinical studies support your claims in the first and last sentence of the third bullet point? If not, please disclose the basis for these claims.

Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that its claims in the first and last sentence of the third bullet points are supported by its clinical studies.

11.	Please revise your disclosure to clarify how the claim regarding reduced need for post- operative surgical intervention in the fourth bullet point is different from the claim regarding reduced need for surgical intervention in the first bullet point. Also, please tell us which studies you are referring to in the second sentence of the fourth bullet point.

Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that it has revised the disclosure on pages 4 and 67 of the Amended Registration Statement to remove the reference to reduced need for surgical intervention in the first bullet point. The Company has also revised the disclosure on pages 4 and 67 of the Amended Registration Statement to indicate that the data regarding the 35% reduced need for post-operative intervention came from the meta-analysis.

12.

We reference your disclosure in the last sentence of the fourth bullet point that you “believe that patients who have been deterred by the high revision rates associated with FESS may now consider surgical intervention to treat their chronic sinusitis condition.” From your current disclosure it is not clear how significant the improvement in revision rates would be from using your implants. For example, you disclose on page 3 that “approximately 10% of patients” undergo a revision procedure within one year of the original surgery while “additional patients” undergo revision surgery after one year of the original surgery. From your data, it would appear that approximately 90% of patients would not undergo revision surgery within the first year, and that your implants provide a 35% relative reduction in the need for surgical intervention compared to the control implant. If the 35% reduction applies to the approximately 10% of patients who undergo revision surgery, then with your implants it would appear that approximately 93.5% of patients would not undergo revision surgery with your implants as compared to approximately 90% of patients who received the control implant. If so, please provide us

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with an analysis of your belief that patients would consider this a significant enough improvement to now consider surgical intervention and include revised disclosure as appropriate.

Response: The Company respectfully acknowledges the comment and supplementally advises the Staff that the 10% revision rate to which the Staff refers is the rate at which patients return for surgery, not the rate at which revision surgery is indicated for their condition. Consequently, the 10% figure does not include patients for whom revision surgery is warranted but the patient chooses not to return to the operating room. The Company’s market research has shown that the primary reason that patients indicated for surgery refuse to proceed is their lack of confidence in the surgery’s outcome. Optimal postoperative healing has been directly correlated to the need for revision surgery in the ENT literature, concluding that patients whose cavities become normal on endoscopic inspection after surgery and postoperative care are much less likely to require revision surgery. PROPEL is clinically proven to improve postoperative healing by reducing key contributors to the need for revision surgery:

•	inflammation/polyp recurrence,

•	scarring/adhesions, and

•	middle turbinate lateralization.

The Company’s physician customers and the FDA have deemed the Company’s endpoints clinically meaningful to patients. In addition, patients have expressed that the removal of postoperative packing is one of the most painful aspects of nasal or sinus surgery and is commonly cited as a reason for not undergoing nasal or sinus surgery. Improving the likelihood of long-term success, as well as negating the need for packing removal, by the use of the bioabsorbable PROPEL implants removes those barriers to patients for whom surgery is indicated, including for those who would otherwise choose not to undergo the surgery absent the removal of those barriers.

13.	Further, with regard to the prior comment, it appears from your disclosure in the second bullet point on page 3 that, in the absence of implants, the standard of care is for ENT physicians to use sinus packing materials. It also appears that your studies compared your drug-eluting implants to non-drug-eluting implants and not to sinus packing materials. With a view towards revised disclosure, please tell us, if known, the relative improvement in reduced need for post-operative surgical intervention in using a non- drug-eluting implants over sinus packing material versus the relative improvement in using a drug-eluting implants over a non-drug-eluting implants. Include revised disclosure if appropriate.

Response: The Company respectfully acknowledges the Staff’s comment and supplementally advises the Staff that the impact of sinus packing on reducing post-

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operative intervention is not clearly known. Sinus packing materials and other non-drug-eluting sinus spacers are class 1 devices that do not require clinical evidence for FDA clearance and commercialization in the United States. Therefore their performance has not been studied in rigorous multi-center clinical trials.

Head-to-head studies of commercially available sinus packing/spacers against the PROPEL implant also have not been conducted and the studies reported in the commercially available data on spacers were not conducted with the same level of rigor as the PROPEL studies.

The non-drug-eluting implants used as the Company’s control in clinical studies were chosen to provide a spacing function alone without drug delivery, which is what commercially available sinus packing/spacers were designed to accomplish. The Company made the determination to use a non-drug-eluting version of the implant after analyzing the commercially available data on spacers, which indicated that the Company’s control implant performs similarly to, if not better than, those products. The use of this control implant provided the Company with a useful comparison of the functionality of the sinus packing/spacers against the PROPEL implant with the drug formulation. Further, the Company’s choice of non-drug-eluting implants as the control in clinical studies was critical to allow for a double-blinded clinical study where physicians and patients could not distinguish between the control and non-control versions of the device.

The Company believes that the statements made in the second bullet on page 3 are supported and, as a result, revision is not warranted.

14.	With regard to your belief “that patients who have been deterred by the high revision rates associated with FESS may now consider surgical intervention to treat their chronic sinusitis condition,” please tell us if you have observed an increase in patients deciding to undergo surgical intervention as a result of the availability of non-drug-eluting implants as compared to when only sinus packing material was used. If you have not observed a significant increase in patients opting for surgical intervention when non-drug-eluting implants became available, please tell us why you believe that the availability of drug- eluting implants would significantly change patient decisions.

Response: The Company respectfully acknowledges the comment and refers the Staff to the Company’s response to comment #12 in response to this comment.

15.	Please clarify whether your implant provides any structural support after the polymers are absorbed.

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Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that it has revised the disclosure on page 3 and page 67 of the Amended Registration Statement to clarify that, once absorbed or removed, the implant no longer provides structural support.

Implications of Being an Emerging Growth Company, page 5

16.	In an appropriate location in your prospectus, if applicable, please consider describing the extent to which any of the exemptions available to you as an emerging growth company are also available to you as a Smaller Reporting Company.

Response: The Company respectfully acknowledges the Staff’s comment and refers the Staff to the Company’s response to comment #1 of the Comment Letter as set forth above. Given that the Company does not expect to be a Smaller Reporting Company, a discussion of whether the exemptions available to the Company as an emerging growth company are also available as a Smaller Reporting Company is not applicable.

17.	Please supplementally provide us with copies of all written communications, as defined in Rule 405 under the Securities Act, that you, or anyone authorized to do so on your behalf, present to potential investors in reliance on Section 5(d) of the Securities Act, whether or not they retain copies of the communications. Similarly, please supplementally provide us with any research reports about you that are published or distributed in reliance upon Section 2(a)(3) of the Securities Act of 1933 added by Section 105(a) of the Jumpstart Our Business Startups Act by any broker or dealer that is participating or will participate in your offering.

Response: The Company respectfully advises the Staff that no written communications, as defined in Rule 405 under the Securities Act have been presented to any potential investors in reliance on Section 5(d) of the Securities Act. In addition, no research reports have been published or distributed in reliance upon Section 2(a)(3) of the Securities Act. The Company will undertake to provide the Staff with copies of such written communications and research reports if and when they occur.

Risks Factors

Pricing pressure from our hospital and ambulatory surgery center customers, page 11

18.	The last sentence of the second paragraph appears to be mitigating disclosure. Please also disclose, if true, that obtaining billing codes may not result in payment amounts that better reflect the costs and resources of your products and related procedure.

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Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that it has revised the disclosure on page 12 of the Amended Registration Statement to disclose that obtaining billing codes may not result in payment amounts that better reflect the costs and resources of its products and related procedure.

Our products are subject to extensive regulation . . ., page 22

19.	Please describe the nature of the events reported to the FDA as MDRs.

Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that it has revised the disclosure on page 23 of the Amended Registration Statement to describe the nature of the events reported to the FDA as MDRs.

Provisions in our corporate charter…, page 38

20.	Please also include the super-majority provisions described on page 109.

Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that it has revised the disclosure on page 39 of the Amended Registration Statement to include the super-majority provisions described on page 109 of the Registration Statement.

Use of Proceeds, page 40

21.	We note your disclosure on pages 66, 68-69 and 71 of the additional products you are developing. Please clarify for which disclosed products and potential products you intend to use your proceeds for regulatory authorization. If you also currently intend to use a material amount of other funds for regulatory authorization of those products and potential products, please provide the disclosure required by instruction 3 to Regulation S-K Item 504.

Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that it has revised the disclosure on page 42 of the Amended Registration Statement to disclose that the Company expects to use approximately $10.3 million of the net proceeds from this offering to fund clinical, regulatory and research and development expenses for its Steroid-Eluting Implant for Refractory Disease in Office and its Steroid-Eluting Implant for Primary Disease Management in Office products in development. As such, the Company expects that the vast majority of the net proceeds from this offering will be used for working capital and general corporate purposes.

22.

Please clarify whether you intend that your proceeds to be used for research and development will be sufficient to complete the development activities described in this prospectus, such as those referred to in the prior comment. If you also currently intend

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to use a material amount of other funds for the disclosed development activities, please provide the disclosure required by instruction 3 to Regulation S-K Item 504; please ensure that you disclosure makes clear what development activities you intend to complete with the proceeds of this offering.

Response: The Company respectfully acknowledges the Staff’s comment and refers the Staff to the Company’s response to comment #21 in response to this comment.

Competition, page 73

23.	Please expand your discussion to more broadly address the competitive landscape, including similar competing products and alternative novel technologies of which you are aware.

Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that it has revised the disclosure on page 75 and 76 of the Amended Registration Statement to more broadly address the competitive landscape.

Certain Relationships and Related Party Transactions, page 101

24.	We note your references to $120,000 in this section. Please revise your disclosure as appropriate to comply with Regulation S-K Item 404(d)(1), if applicable.

Response: The Company respectfully acknowledges the Staff’s comment and refers the Staff to the Company’s response to comment #1 of the Comment Letter as set forth above. Given that the Company does not expect to be a Smaller Reporting Company, it will not be required to comply with Regulation S-K Item 404(d)(1).

25.	Please disclose in this section the rate at which the preferred stock mentioned in this section will convert into common stock in connection with this offering of common stock.

Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that it has revised the disclosure on pages 104 and 105 of the Amended Registration Statement to disclose the rate at which the preferred stock mentioned in this section will convert into common stock in connection with this offering of common stock.

Financial Statements, page F-1

Note 10 – Stock-Based Compensation, page F-25

26.	Please tell us the estimated IPO price range. To the extent that there is a significant difference between the estimated grant-date fair values of your common stock during the past twelve months and the estimated IPO price, please tell us each significant factor contributing to the difference.

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Response: The Company respectfully acknowledges the Staff’s comment and will supplementally provide the requested discussion once a price range has been determined.

27.	We note from page 58 that you reassessed the estimated fair market value of your common stock on the date of grant related to stock options issued on December 3, 2013.

Please tell us how you accounted for this reassessment and if you recognized any related expense in the corresponding period.

Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that for the past several years, management and the Board of Directors, or Board, had a strategy whereby the most likely outcome of the Company was that the Company would be acquired, which is generally the most likely outcome for medical device companies. However, with the changing market conditions for life sciences companies, in January 2014, the Company decided to pursue an initial public offering, or an IPO. In light of that decision and the Company’s need to issue share-based payments in early 2014, the Company decided to obtain an updated valuation report as of January 31, 2014, which considered the Company’s decision to pursue an IPO in the near-term. For the common stock valuation report prepared in December 2013, the Company incorporated its intention to pursue an IPO, similar to the January 2014 valuation, which was not considered in prior valuations. As a result, the January 2014 valuation indicated the fair value per share of common stock of $1.55 which was a significant increase from the fair value of $0.33 per share of common stock determined as of October 31, 2013, and originally used for the December 3, 2013, stock option grants.

As with the Company’s prior valuations, this January 31, 2014, valuation considered the market approach for the purpose of gaining insight into other comparative companies in the Company’s industry, and relied on the Hybrid Method, which incorporated the use of the Option Pricing Method, or OPM, (for which the Backsolve method was used for determining enterprise value), incorporated the use of the Probability-Weighted Expected Return Method, or PWERM, method. Under the PWERM method, the Company assigned a 50% probability to an IPO scenario and 50% probability to a strategic merger or sale scenario. Under this hybrid allocation approach, the Company assigned a 50% weighting to the OPM method and a 50% weighting to the PWERM method. Based in part on this valuation, the Board determined the fair value per share of common stock to be $1.55 per share in January 2014.

As discussed on pages 59 and 60 of the Amended Registration Statement, and repeated here for convenience, the Board granted options to purchase common stock on December 3, 2013 (based on the October 31, 2013, valuation), primarily to employees

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who were recently hired since the Company last issued option grants, with each option having an exercise price of $0.33 per share. In establishing this exercise price, the Board considered input from management, including the previously issued common stock valuation report which was performed as of October 31, 2013, as well as various objective and subjective factors including:

•	the continued lack of liquidity of the common stock as a private company;

•	the closing of the second tranche of the Company’s Series D convertible preferred stock in October 2013;

•	the rights, preferences and privileges of the Company’s convertible preferred stock as compared to those of the common stock, including the liquidation preferences of the Company’s convertible preferred stock;

•	the impact of significant ongoing expenses associated with research and development, ongoing clinical trials and commercialization; and

•	the low likelihood of achieving a liquidity event for holders of common stock, such as an IPO or sale of the Company, given the prevailing market conditions at that time.

At the time of the grants, the Board determined that, the collective effect of these events and circumstances did not indicate a significant change in the fair value per share of common stock from October 31, 2013, to December 31, 2013. Based on these factors, Based on these factors, and without obtaining a valuation report as of December 3, 2013, the Board determined that the fair value per share of common stock on December 3, 2013, was $0.33 per share was appropriate.

The independent valuation report effective as of October 31, 2013, as with the prior valuation, also considered the market approach for the purpose of gaining insight into other comparative companies in the industry, but relied primarily on the OPM Backsolve method for determining enterprise value and the OPM allocation method to determine the fair value per share of common stock.

As described on page 60 of the Amended Registration Statement, in preparation for filing the Registration Statement and in consideration of the significantly higher common stock valuation described in the independent valuation report as of January 31, 2014, the Company decided to reevaluate whether or not, in retrospect, the fair value per share of common stock on December 3, 2013, was appropriate for accounting purposes. In connection with this reevaluation, the Company commissioned an independent valuation report effective as of December 31, 2013.

For this December 31, 2013, valuation, the Company changed the valuation methodology from an option pricing method allocation to a hybrid method that was more consistent with approach used in the Company’s January 31, 2014, valuation.

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The Company determined that in retrospect, the valuation of the common stock as determined by the valuation report issued as of December 31, 2013, provided a closer approximation of the fair value of the common stock for the accounting of December stock option grants. Accordingly, for the calculation of stock-based compensation expense solely for financial reporting purposes, the Company used a fair value of $1.06 per share of common stock for the December 3, 2013, stock option grants.

The reassessed fair value per share of common stock caused the fair value of the December 3, 2013, options grants to increase by approximately $248,000 to $323,000 from $75,000 based on the Black-Scholes option-pricing model, to be recognized over the vesting period of approximately four years from the date of the grant. In addition, the valuation of stock-based compensation expense granted to consultants increased by approximately $7,000 to $10,000 from $3,000. This resulted in additional stock-based compensation expense for options issued to employees and consultants of approximately $19,000 and $15,000 for the year ended December 31, 2013, and three months ended March 31, 2014, respectively.

Signatures

28.	Please indicate parenthetically who will be signing your registration statement in the capacity of principal financial officer.

Response: The Company respectfully acknowledges the Staff’s comment and advises the Staff that it has revised the disclosure on the signature page of the Amended Registration Statement to indicate parenthetically who will be signing the registration statement in the capacity of principal financial officer.

Please advise us if we can provide any further information or assistance to facilitate your review. Please direct any further comments or questions regarding the Amended Registration Statement or this response letter to me at (650) 843-5062.

Sincerely,

/s/ Matthew B. Hemington

Matthew B. Hemington

cc:	Lisa D. Earnhardt, Intersect ENT, Inc.

B. Shayne Kennedy, Latham & Watkins LLP

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